UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Local Asset Purchase Agreements

As disclosed in the Current Report on Form 8-K filed by Senseonics Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 2, 2026 (the “Original Form 8-K”), on December 31, 2025, the Company, Senseonics, Incorporated (“Senseonics Inc.” and together with the Company and its affiliates, the “Purchaser Parties”) and Ascensia Diabetes Care Holdings AG (the “Seller” and together with its affiliates, the “Seller Parties”) entered into a master asset purchase agreement (the “Master Asset Purchase Agreement”), pursuant to which, among other things, the Purchaser Parties acquired Seller’s and as applicable, Seller’s affiliates’, right, title and interest in and to certain assets related to Seller’s marketing, selling and distribution of the Eversense® product in the United States effective January 1, 2026.

As described in the Original Form 8-K, the Master Asset Purchase Agreement also contemplated the negotiation and execution of a series of local asset purchase agreements (the “Local Purchase Agreements”) by and among the Seller and the Purchaser Parties and/or their affiliates, providing for the Purchaser Parties’ acquisition of certain additional assets related to Seller’s commercial Eversense CGM activities in Italy, Germany, Spain and Sweden (the “European Territories” and such assets, the “European Purchased Assets”) and, in connection therewith, the assumption of certain liabilities and obligations associated with the European Purchased Assets (the “European Assumed Liabilities” and together with the European Purchased Assets, the “European Asset Purchases”).

On March 12, 2026, the Purchaser Parties and the Seller Parties entered into the Local Purchase Agreements, pursuant to which, among other things, the Purchaser Parties agreed to acquire Seller’s and as applicable, Seller Parties’, right, title and interest in and to the European Purchased Assets and to assume the European Assumed Liabilities, as contemplated by the Master Asset Purchase Agreement.

Subject to the satisfaction or waiver of customary closing conditions, the closing of each of the European Asset Purchases is expected to occur on or before June 30, 2026 (collectively, the “European Closings”). In conjunction with each European Closing, the Purchaser Parties will make a cash payment to the Seller under the relevant Local Purchase Agreement of the respective Net Book Value based on the applicable European Purchased Assets and European Assumed Liabilities and subject to the terms and conditions set forth in the Master Asset Purchase Agreement and applicable Local Purchase Agreement.

Each Local Purchase Agreement contains, including by incorporation from the Master Asset Purchase Agreement, customary representations, warranties, conditions and covenants, including but not limited to covenants concerning the conduct of business by the Seller Parties prior to the respective European Closing. Each party’s obligation to consummate the transactions contemplated by each Local Purchase Agreement is conditioned upon certain closing conditions, including the satisfaction or waiver of all the applicable conditions set forth in the Master Asset Purchase Agreement and each Local Purchase Agreement, the performance by the other party of its obligations and covenants under the Master Asset Purchase Agreement and each Local Purchase Agreement in all material respects, the absence of any injunction or other legal prohibitions preventing consummation of the transactions contemplated by each Local Purchase Agreement, the obtaining of certain regulatory clearances, consents or non-objection with respect to the transfer of tender contracts and the completion of certain required labor and employment processes. The Seller Parties and the Purchaser Parties have agreed to reasonably cooperate with each other and to use their respective commercially reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary to consummate the European Asset Purchases contemplated by each Local Purchase Agreement.

The foregoing description of the Local Purchase Agreements is not complete and is qualified in its entirety by reference to the Local Purchase Agreements, each of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

Transition Services Agreement

As described in the Original Form 8-K, in connection with entering into the Local Purchase Agreements, Senseonics Inc. and the Seller entered into a transition services agreement (the “Transition Services Agreement”), pursuant to which the Seller has agreed to provide Senseonics Inc. with certain transition services in the European Territories to support the preservation of the business, the preparation of the business for transition to Senseonics, and an orderly and uninterrupted transition of the business from Seller to new Senseonics legal entities in the European Territories, and provide for the continuity of commercial operations relating to the Eversense product in the European Territories, generally through dates up to June 30, 2026, subject to potential extension in the case of several of the shared services. Services to be provided under the Transition Services Agreement include support in the areas of logistics and ordering, payment and collections, claims processing, with respect to performance under tender contracts in the European Territories, IT and systems migration, business employee support, finance and operations support, regulatory compliance, and other agreed services. Senseonics has agreed to pay certain costs and service fees under the Transition Services Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which include, but are not limited to, statements regarding or implying the Company’s expectations and intentions regarding the effects of the Local Purchase Agreements and the transactions contemplated thereunder, the completion and timing of the European Closings, the progress and results of the transfer of the European Purchased Assets from the Seller Parties to the Purchaser Parties and other statements that do not relate solely to historical or current facts. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to receive the required consents to consummate the European Asset Purchases in Italy, Germany, Spain and Sweden; the satisfaction of closing conditions precedent to the consummation of the European Asset Purchases, potential delays in consummating the European Closings; the execution costs to the Company of the transactions contemplated by the Local Purchase Agreements and the impact of these costs and other liabilities on the Company’s cash, property and other assets; and uncertainties in connection with the assumption of commercial responsibility for Eversense in the European Territories, including potential disruptions in relationships with employees, patients, prescribers, distributors or regulatory authorities. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2026	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer